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                                  EXHIBIT 99.4

                                RULE 438 CONSENT

         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of First Community Financial Group, Inc. ("FCFG") in the Registration Statement on Form S-4 filed by FCFG with the Securities and Exchange Commission on October 31, 1996.

                                            /s/ Michael D. Edwards
                                            ----------------------
                                            Michael D. Edwards